SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): July 1, 1997



                         CARRAMERICA REALTY CORPORATION
              ______________________________________________________
             (Exact name of registrant as specified in its charter)


          Maryland                       1-11706                 52-1796339
____________________________          ______________           ______________
(State or other jurisdiction           (Commission             (IRS Employer
of incorporation)                        File No.)             Identification
                                                                     No.)


1700 Pennsylvania Avenue, N.W., Washington, D.C.                   20006
________________________________________________                 __________
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (202) 624-7500






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                                    FORM 8-K


ITEM 1.            Changes in Control of Registrant.

          Not applicable.

ITEM 2.            Acquisition or Disposition of Assets.

          Not applicable.

ITEM 3.            Bankruptcy or Receivership.

          Not applicable.

ITEM 4.            Changes in Registrant's Certifying Accountant.

          Not applicable.

ITEM 5:  Other Events.

       A copy of the Registrant's press release, dated July 1, 1997, is attached hereto as Exhibit 99.1.


ITEM 6.            Resignations of Registrant's Directors.

          Not applicable.

ITEM 7.            Financial Statements and Exhibits.

          (a)      Not applicable.

          (b)      Not applicable.


          (c)      Exhibits

                   Exhibit
                   Number

                   99.1 Press Release, July 1, 1997, entitled "CarrAmerica Realty Corporation Announces Sale of $275 Million of Unsecured Bonds".


ITEM 8.            Change in Fiscal Year.

                   Not applicable.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 11, 1997                          CARRAMERICA REALTY CORPORATION



                                              By:  /s/ BRIAN K. FIELDS
                                                  ------------------------------
                                                  Brian K. Fields
                                                  Chief Financial Officer

                                  EXHIBIT INDEX




Exhibit Number                   Exhibit
--------------                   -------

       99.1 Press Release, July 1, 1997, entitled "CarrAmerica Realty Corporation Announces Sale of $275 Million of Unsecured Bonds".